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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 1999 (June 21, 1999)


                                  CIBER, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


         Delaware                        0-23488               38-2046833
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(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)


           5251 DTC Parkway, Suite 1400, Englewood, Colorado 80111
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             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (303) 220-0100

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                                  CIBER, Inc.
                   Information to be included in the Report

ITEM 5.  OTHER EVENTS.

         On June 21, 1999 CIBER. Inc.'s Board of Directors authorized the re-purchase of up to 10% of CIBER's outstanding common stock. CIBER, Inc. plans to immediately begin purchasing stock on the open market, through negotiated or block transactions, and could continue to do so from time to time based upon market and business conditions.

ITEM 7 (c). EXHIBITS.

99.1     News Release dated June 22, 1999 announcing plan to re-purchase stock.



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CIBER, Inc.

Date: June 23, 1999                    By: /s/ Christopher L. Loffredo
                                          ------------------------------
                                          Christopher L. Loffredo
                                          V.P./Chief Accounting Officer